                                                                      EXHIBIT 17

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

--------------------------------------------    ---------------------------------------     ----------------------------------------
             VOTE BY TELEPHONE                             VOTE BY INTERNET                              VOTE BY MAIL
--------------------------------------------    ---------------------------------------     ----------------------------------------

                                TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

--------------------------------------------    ---------------------------------------     ----------------------------------------
            VOTING BY TELEPHONE                           VOTING BY INTERNET                            VOTING BY MAIL
Have your proxy card available.  Call the       Have your proxy card available.  Log        Please mark, sign and date your proxy
TOLL-FREE NUMBER 1-800-XXX-XXXX using a         on to http://www.aiminvestments.com         card and return it in the POSTAGE-PAID
touch-tone telephone.  You will be              and select Proxy Voting to access           ENVELOPE provided or return it to:
prompted to enter your Control Number as        your Fund.  Follow the simple screen        Proxy Tabulator, P.O. Box 9122,
shown below.  Follow the simple prompts         instructions that will be presented         Hingham, MA 02043-9717.
that will be presented to you to record         to you to record your vote.
your vote.
--------------------------------------------    ---------------------------------------     ----------------------------------------
                         NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

          -------------------------------------------------------------
                      USE THE CONTROL NUMBER BELOW TO VOTE
                    THIS PROXY CARD BY TELEPHONE OR INTERNET.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                    **** CONTROL NUMBER: 999 999 999 999 ****
          -------------------------------------------------------------

         | Please fold and detach card at perforation before mailing. |


PROXY CARD                                                            PROXY CARD
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM HIGH YIELD FUND II

                (A PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                 |     PROXY MUST BE SIGNED AND DATED BELOW.

                                 Dated ____________________ 2003

                                 ----------------------------------------------


                                 ----------------------------------------------
                                       Signature(s) (if held jointly)


                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


     | Please fold and detach card at perforation before mailing. |

    | PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                             [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                          FOR   AGAINST  ABSTAIN
                                                           [ ]     [ ]      [ ]

1. To approve an Agreement and Plan of Reorganization that provides for the combination of AIM High Yield
     Fund II, and AIM High Yield Fund, portfolios of AIM
     Investment Securities Funds.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
     ANY ADJOURNMENT THEREOF.